UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amplitude, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO THE STOCKHOLDERS

San Francisco, California

April 25, 2022

Dear Stockholder,

I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Amplitude, Inc. (the “Company” or “Amplitude”), which will be held online via live audio webcast at www.virtualshareholdermeeting.com/AMPL2022, on June 9, 2022 at 9:00 a.m. Pacific Time.

The attached Notice of 2022 Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Every stockholder vote is important. Whether or not you attend the Annual Meeting online, it is important that your shares of common stock be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the internet, by phone or by mail. If you decide to attend the Annual Meeting online, you will be able to vote electronically at the Annual Meeting, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Spenser Skates

Chairperson of the Board, President & Chief Executive Officer

2022 Proxy Statement

AMPLITUDE, INC.

NOTICE OF 2022 ANNUAL MEETING OF

STOCKHOLDERS

Date and Time June 9, 2022 (Thursday) 9:00 a.m., PT	Location Online at: www.virtualshareholdermeeting.com/AMPL2022	Who Can Vote Stockholders as of April 11, 2022 are eligible to vote.

Time	9:00 a.m., PT on Thursday, June 9, 2022

Place

Virtually at www.virtualshareholdermeeting.com/AMPL2022. Please refer to the accompanying proxy statement for information on how to register and attend the virtual Annual Meeting. There is no physical location for the Annual Meeting.

Items of Business

1.    To elect Spenser Skates and Erica Schultz as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until each such director’s respective successor is elected and qualified;

2.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Voting

Whether or not you attend the Annual Meeting online, it is important that your shares of common stock be represented and voted at the Annual Meeting. Please refer to the accompanying proxy statement for information on how to vote prior to the Annual Meeting. If you decide to attend the Annual Meeting online, you will be able to vote electronically using the control number on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials, even if you have previously submitted your proxy.

Who Can Vote

Only stockholders of record at the close of business on April 11, 2022 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for 10 days prior to the Annual Meeting at our executive offices. In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/AMPL2022.

2022 Proxy Statement

2022 Proxy Statement

PROXY STATEMENT SUMMARY

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Amplitude, Inc. (“we,” “us,” “our,” the “Company” or “Amplitude”) of proxies to be voted at our 2022 Annual Meeting of Stockholders to be held on Thursday, June 9, 2022 (the “Annual Meeting”), at 9:00 a.m. PT, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio-only webcast. There is no physical location for the Annual Meeting. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. We have designed the virtual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions during the meeting through the virtual meeting platform. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AMPL2022 at the meeting date and time. Please refer to “What will I need in order to attend the Annual Meeting?” below for information on how to register and attend the Annual Meeting. The mailing address of our principal executive offices is Amplitude, Inc., 201 3rd Street, Suite 200, San Francisco, California 94103.

Holders of record of outstanding shares of Class A common stock, $0.00001 par value per share (“Class A common stock”), and Class B common stock, $0.00001 par value per share (“Class B common stock”), as of the close of business on April 11, 2022 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. The holders of our Class A common stock and Class B common stock will vote as a single class on all matters presented at the Annual Meeting. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to five votes on each proposal. Stockholders are not permitted to cumulate votes with respect to the election of directors. As of the Record Date, there were 59,028,100 shares of Class A common stock outstanding and 52,489,074 shares of Class B common stock outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2022

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”), over the internet in lieu of mailing printed copies. We expect to begin mailing the Notice of Internet Availability to our stockholders of record as of the Record Date for the first time on or about April 25, 2022. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the 2021 Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date.

This proxy statement and our 2021 Annual Report are available at investors.amplitude.com/financial-information/sec-filings.

2022 Proxy Statement	1

Proposals

At the Annual Meeting, our stockholders will be asked:

Proposals	Board Vote Recommendation	For Further Details

To elect Spenser Skates and Erica Schultz as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until each such director’s respective successor is elected and qualified;	“FOR” each director nominee	Page 8

To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and	“FOR”	Page 13

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

The Board knows of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by phone or internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

(1)	FOR the election of each of Spenser Skates and Erica Schultz as Class I Directors; and

(2)	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Information About This Proxy Statement

Why you received this proxy statement. We have made this proxy statement and proxy card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the phone, via the internet or by mail.

This proxy statement, the Notice of Internet Availability, the notice and accompanying proxy card will be first made available for access on or about April 25, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

2022 Proxy Statement	2

Householding. We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, or if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please write to our Investor Relations department at:

Amplitude, Inc.

Attention: Investor Relations

201 3rd Street, Suite 200

San Francisco, California 94103

Phone: (650) 988-5131

or at investors.amplitude.com/shareholder-services/investor-contacts.

Alternatively, stockholders who received one set of materials due to householding may revoke their consent for future mailings at any time by mail or phone by contacting:

Broadridge Householding Department

51 Mercedes Way

Edgewood, NY 11717

Phone: (866) 540-7095

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

2022 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT

THE 2022 ANNUAL MEETING OF

STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 11, 2022. Holders of either class of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, there were 59,028,100 shares of our Class A common stock outstanding and 52,489,074 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to five votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

What is the difference between being a “Registered Holder” and holding shares in “street name” as a “Beneficial Holder”?

A “Registered Holder” is a stockholder of the Company that holds shares in such stockholder’s name as of the close of business on the Record Date. A “Beneficial Holder” is a stockholder of the Company that holds, as of the close of business on the Record Date, shares in “street name,” meaning the shares are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if I am a Beneficial Holder that holds my shares in “street name” through a bank or broker?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the beneficial owner of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction form. As the Beneficial Holder, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.

Alternatively, you may vote your shares by attending the Annual Meeting and voting during the Annual Meeting. Please see “What will I need in order to attend the Annual Meeting?” below for instructions on how to attend the Annual Meeting and vote your shares.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the internet or by mail.

2022 Proxy Statement	4

How can I vote my shares, and participate, at the Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/AMPL2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the Registered Holder may be voted electronically during the Annual Meeting. Shares for which you are the Beneficial Holder but not the Registered Holder also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

To vote your shares without attending the Annual Meeting, please follow the instructions for internet or telephone voting on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the Registered Holder, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the Beneficial Holder but not the Registered Holder. This way your shares will be represented whether or not you are able to attend the Annual Meeting.

What will I need in order to attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a Registered Holder as of the Record Date, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AMPL2022 and using your 16-digit control number to enter the meeting. If you are not a Registered Holder but hold shares as a Beneficial Holder in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

How can I submit a question at the Annual Meeting?

If you want to submit a question during the Annual Meeting, log-in to www.virtualshareholdermeeting.com/AMPL2022, type your question in the “Ask a Question” field and click “Submit.” Appropriate questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints. The questions and answers will be available as soon as practical after the Annual Meeting at investors.amplitude.com and will remain available for one week after posting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy, that designation also is called a “proxy” or, if in a written document, a “proxy card.” Spenser Skates and Hoang Vuong have been designated as proxies for the Annual Meeting.

2022 Proxy Statement	5

Can I change my vote after I submit my proxy?

Yes. If you are a Registered Holder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the internet or by phone;

●	by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

●	by voting online at the Annual Meeting.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is voted or you vote online at the Annual Meeting as described above.

If your shares are held in street name (i.e., if you are a Beneficial Holder), you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting.

Who will count the votes? Is my vote confidential?

A representative of Broadridge Investor Communication Solutions will act as Inspector of Elections, supervise the voting, decide the validity of proxies and receive and tabulate proxies. As a matter of policy, we keep confidential all stockholder meeting proxies, ballots and voting tabulations that identify individual stockholders. In addition, the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. See “Recommendations of the Board” above.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting instead of a physical meeting?

Due to the ongoing public health impact of the COVID-19 pandemic, and to support the health and well-being of our stakeholders and their families and communities, our Board has decided to hold a virtual Annual Meeting. With this live audio-only webcast format, we believe we will provide our stockholders with substantially the same opportunities to participate as you would have at an in-person meeting.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers and devices (desktops, laptops, tablets and smartphones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.

2022 Proxy Statement	6

We encourage you to access the Annual Meeting 15 minutes prior to the start time. If you need further assistance accessing the meeting, technical support numbers will be posted on the Annual Meeting website.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention,” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of KPMG LLP.

What are “broker non-votes,” and do they count for determining a quorum?

Generally, “broker non-votes” occur when shares held by a broker in “street name” for a Beneficial Holder are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the Beneficial Holder and (ii) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a Beneficial Holder on “routine” matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the Beneficial Holder of such shares, a broker is not entitled to vote shares held for a Beneficial Holder on “non-routine matters,” such as the election of directors (even if not contested). Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting.

2022 Proxy Statement	7

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

We currently have ten directors on our Board. At the Annual Meeting, two Class I Directors, Spenser Skates and Erica Schultz are nominees to be elected to hold office until the 2025 Annual Meeting of Stockholders and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal. Current Class I Director Neeraj Agrawal is not standing for re-election at the Annual Meeting, and the size of the Board will be reduced to nine directors effective as of the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term expires at the Annual Meeting and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Spenser Skates, Erica Schultz and Neeraj Agrawal; the current Class II Directors are Pat Grady, Curtis Liu and Catherine Wong; and the current Class III Directors are Ron Gill, Elisa Steele, Eric Vishria and James Whitehurst. Our Amended and Restated Certificate of Incorporation provides that each class will consist, as nearly as possible, of one-third of the total number of directors.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock of the Company entitled to vote at an election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election of each of Mr. Skates and Ms. Schultz as a Class I Director. In the event that any of Mr. Skates and Ms. Schultz should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that either Mr. Skates or Ms. Schultz will be unable to serve if elected. Each of Mr. Skates and Ms. Schultz has consented to being named in this proxy statement and to serve if elected. Proxies cannot be voted for a greater number of persons than two at the Annual Meeting, the number of nominees named in this proxy statement.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

2022 Proxy Statement	8

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting of Stockholders)

The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Position with the Company
Spenser Skates	33	President and Chief Executive Officer, Director, Chairperson of the Board
Erica Schultz	48	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

 Spenser Skates

Spenser Skates is our co-founder and has served as our Chief Executive Officer and as a member of our Board since 2011. Mr. Skates previously worked as an algorithmic trader at DRW Trading Group, a diversified trading firm, from July 2010 to March 2011. He received a B.S. in Biological Engineering from the Massachusetts Institute of Technology (“MIT”). While at MIT, he won MIT’s largest programming competition, Battlecode, in 2009 and 2010. We believe that Mr. Skates is qualified to serve on our Board due to the valuable expertise and perspective he brings in his capacity as our Chief Executive Officer and because of his extensive experience and knowledge of our industry.

 Erica Schultz

Erica Schultz has served as a member of our Board since December 2020. Since October 2019, Ms. Schultz has served as President of Field Operations at Confluent, Inc. (“Confluent”), a publicly-traded data solutions provider. She also serves as a Limited Partner and Fund Advisor at Operator Collective, a venture capital fund that she joined in January 2019. Prior to Confluent, Ms. Schultz held various leadership positions at New Relic, Inc., a cloud-based software company, from June 2014 to October 2019, most recently serving as Chief Revenue Officer. She previously served as Executive Vice President of Global Sales, Services and Field Operations at LivePerson, Inc., a digital engagement company, from May 2013 to March 2014, after serving as Executive Vice President of Global Sales from February 2012 to May 2013. From November 1995 to January 2012, Ms. Schultz served in various roles at Oracle Corporation, a computing infrastructure and software company. She received a B.A. in Spanish and Latin American Studies from Dartmouth College, where she has served as a member of the Board of Trustees since June 2016. We believe that Ms. Schultz is qualified to serve on our Board due to her sales expertise and extensive management experience as a senior executive at enterprise technology companies.

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Continuing Directors Not Standing for Election at the Annual Meeting

The current continuing members of the Board who are not standing for election at the Annual Meeting are as follows:

Name	Age	Position with the Company	Class / Term Expires
Pat Grady	39	Director	Class II / 2023
Curtis Liu	33	Director, Chief Technology Officer	Class II / 2023
Catherine Wong	46	Director	Class II / 2023
Ron Gill	56	Director	Class III / 2024
Elisa Steele	55	Director	Class III / 2024
Eric Vishria	42	Director	Class III / 2024
James Whitehurst	54	Lead Independent Director	Class III / 2024

The principal occupations and business experience, for at least the past five years, of each continuing director not standing for election at the Annual Meeting are as follows:

 Pat Grady

Pat Grady has served as a member of our Board since November 2018. Mr. Grady is a Partner of Sequoia Capital, a technology-focused venture capital firm that he joined in March 2007. He has served on the Board of Directors of Okta, Inc., a publicly-traded identity and access management company, since May 2014 and on the Board of Directors of Embark Trucks Inc., a publicly-traded autonomous trucking company, since May 2018. He also serves on the Boards of Directors of numerous privately-held technology companies, including Attentive Mobile, Inc., Cribl, Inc., Namely, Inc. (“Namely”), and Pilot.com, Inc. He previously served on the Boards of Directors of MarkLogic Corporation, a data integration provider, from March 2013 to October 2020, and Prosper Marketplace, Inc., a peer-to-peer lending marketplace, from January 2013 to May 2020. Mr. Grady received a B.S. in Economics from Boston College. We believe that Mr. Grady is qualified to serve on our Board due to his extensive experience in the venture capital industry and his knowledge of scaling technology companies.

 Curtis Liu

Curtis Liu is our co-founder and has served as our Chief Technology Officer and as a member of our Board since 2011. Mr. Liu previously worked as a Software Engineer at Google LLC, a technology company, from August 2010 to August 2011. He received a B.S. in Electrical Engineering and Computer Science from MIT. While at MIT, he won MIT’s largest programming competition, Battlecode, in 2010. We believe that Mr. Liu is qualified to serve on our Board due to his perspective, experience and leadership as our Chief Technology Officer.

 Catherine Wong

Catherine Wong has served as a member of our Board since June 2021. Since November 2015, Ms. Wong has served as Chief Product Officer and Executive Vice President, Engineering at Domo, Inc., a publicly-traded cloud-based business intelligence platform, after serving as Senior Vice President, Engineering from September 2013 to November 2015. Prior to joining Domo, Ms. Wong was

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Vice President, Engineering at Adobe Inc., a software company, from August 2009 to August 2013, and previously held various roles at Omniture, Inc., an online marketing and web analytics company, prior to its acquisition by Adobe. She currently serves as a member of the Board of Directors of the Women Tech Council. Ms. Wong received a B.S. in Computer Science from Brigham Young University. We believe that Ms. Wong is qualified to serve on our Board due to her extensive experience as a senior engineering executive at enterprise technology companies and her deep knowledge of our industry.

 Ron Gill

Ron Gill has served as a member of our Board since June 2019. Mr. Gill has served as an Operating Partner of Lead Edge Capital, a growth equity investment firm, since June 2018. From August 2007 to March 2017, Mr. Gill held multiple financial leadership positions at NetSuite, Inc., a cloud computing company, most recently serving as Chief Financial Officer from July 2010 to March 2017, including through NetSuite’s acquisition by Oracle in 2016. He previously held a variety of financial positions with several technology companies, including Hyperion Solutions, SAP SE, Dell Inc., and Sony Group Corporation. Mr. Gill has served on the Board of Directors of HubSpot, Inc., a publicly-traded customer relationship management software company, since June 2012. Mr. Gill received a B.A. in Finance and Economics from Baylor University and an M.I.B. in International Business from the University of South Carolina. We believe that Mr. Gill is qualified to serve on our Board due to his extensive experience as a senior executive at public technology companies and his deep financial expertise.

 Elisa Steele

Elisa Steele has served as a member of our Board since March 2021. Ms. Steele previously served as Chief Executive Officer of Namely, a human resources software company, from August 2018 to July 2019, and as a member of the Board of Directors of Namely since August 2017, including as Chairperson of the Board since July 2019. From January 2014 to July 2017, Ms. Steele held various leadership positions at Jive Software, Inc. (“Jive”), a collaboration software company acquired by Aurea Software, Inc., most recently serving as Chief Executive Officer and President. Ms. Steele has also previously held executive leadership positions at Microsoft Corporation, Skype Inc., Yahoo! Inc., and NetApp, Inc. She currently serves on the Boards of Directors of multiple publicly-traded technology companies: Bumble Inc., since July 2020, JFrog Ltd., since March 2020, Procore Technologies, Inc., since February 2020, and Splunk Inc., since September 2017. Ms. Steele previously served as chair of the Board of Directors of Cornerstone OnDemand, Inc., a publicly-traded human capital management software company, from June 2018 to June 2021 and as a member of the Board of Directors of Jive from February 2015 to June 2017. Ms. Steele received a B.S. in Business Administration from the University of New Hampshire and an M.B.A. from San Francisco State University. We believe that Ms. Steele is qualified to serve on our Board due to her marketing expertise and her extensive experience as a public and private company chief executive officer and as a board member of publicly-traded technology companies.

 Eric Vishria

Eric Vishria has served as a member of our Board since December 2014. Since July 2014, Mr. Vishria has served as a General Partner of Benchmark Capital, a venture capital firm, where he focuses on early-stage infrastructure and enterprise software investments. From August 2013 to August 2014, Mr. Vishria was Vice President, Digital Magazines and Verticals at Yahoo! Inc. He currently serves on the Board of Directors of Confluent and on the Boards of Directors of numerous privately-held technology companies, including AcuityMD, Inc., Airplane Labs, Inc., Benchling, Inc., Blue

2022 Proxy Statement	11

Hexagon Inc., Cerebras Inc., Commerce Layer, Inc. and Contentful Global, Inc. He received a B.S. in Mathematical and Computational Science from Stanford University. We believe that Mr. Vishria is qualified to serve on our Board due to his extensive operational and marketing expertise and his service as a board member of other technology companies.

 James Whitehurst

James Whitehurst has served as a member of our Board since September 2021. Mr. Whitehurst has served as a Senior Advisor at International Business Machines Corporation (“IBM”), a global technology company, since July 2021, and as a Special Advisor at Silver Lake Partners, a technology investment firm, since March 2021. He previously served as President of IBM from April 2020 to July 2021, and as Senior Vice President of IBM from July 2019 to April 2020. From January 2008 to April 2020, he served as Chief Executive Officer of Red Hat, Inc., an open source software company, including through Red Hat’s acquisition by IBM in July 2019. Prior to joining Red Hat, Mr. Whitehurst held various leadership positions at Delta Air Lines, Inc., a global airline operator, from January 2002 to August 2007, and Boston Consulting Group, a management consulting firm, from September 1989 to December 2001. Mr. Whitehurst has served on the Board of Directors of United Airlines Holdings, Inc., a publicly-traded global airline operator, since March 2016. Mr. Whitehurst previously served on the Boards of Directors of multiple publicly-traded companies, including Red Hat from January 2008 to July 2019, SecureWorks Corp., a cybersecurity company, from April 2016 to April 2019, and DigitalGlobe, Inc., a builder and operator of satellites for digital imaging, from August 2009 to May 2016. Mr. Whitehurst received a B.A. in Computer Science and Economics from Rice University and an M.B.A. from Harvard Business School. We believe that Mr. Whitehurst is qualified to serve on our Board due to his extensive operational and management expertise and his experience as a public company chief executive officer and as a board member of publicly-traded technology companies.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2021 and December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in, or any connection with, us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it determines whether to retain KPMG LLP. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Ron Gill (Chairperson)

Pat Grady

Neeraj Agrawal

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INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FEES AND OTHER

MATTERS

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years:

Fee Category	Fiscal Year Ended
	December 31, 2021	December 31, 2020

Audit Fees	$2,500,000	$663,750

Audit-Related Fees	$—	$—

Tax Fees	$173,956	$—

All Other Fees	$—	$—

Total Fees	$2,673,956	$663,750

Audit Fees

Audit fees consist of fees billed for professional services performed by KPMG LLP for the audit of our annual financial statements, the review of interim financial statements and related services that are normally provided in connection with registration statements. Audit fees for fiscal year 2021 include fees for professional services rendered in connection with our registration statement on Form S-1, and amendments thereto, in connection with the direct listing of our Class A common stock (our “Direct Listing”) on the Nasdaq Stock Market (“Nasdaq”), and professional fees in connection with an audit of our fiscal year 2021 financial statements. Audit fees for fiscal year 2020 include fees for professional fees in connection with an audit of our fiscal year 2020 financial statements.

Audit-Related Fees

Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

Tax fees consist of services for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of any services not included in the other three categories.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit Committee is responsible for the audit fee negotiations associated with our retention of KPMG LLP. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants.

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On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the approved amounts. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more members, provided that such pre-approvals are reported on at a subsequent Audit Committee meeting. All fees for services performed for the fiscal year ended December 31, 2021 and 2020 were pre-approved by the Audit Committee.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Spenser Skates	33	President and Chief Executive Officer, Director, Chairperson of the Board
Curtis Liu	33	Chief Technology Officer, Director
Hoang Vuong	45	Chief Financial Officer and Treasurer
Matt Heinz	46	Chief Revenue Officer

The following biographical information is furnished with regard to our executive officers (except for Mr. Skates, whose biographical information appears above under “Proposal 1: Election of Directors–Nominees For Class I Director (terms to expire at the 2025 Annual Meeting of Stockholders),” and Mr. Liu, whose biographical information appears above under “–Continuing Directors Not Standing for Election at the Annual Meeting”):

 Hoang Vuong

Hoang Vuong has served as our Chief Financial Officer since April 2019. He previously served as Chief Operating Officer and Chief Financial Officer at GoFundMe, Inc., a crowdfunding platform, from June 2015 to May 2019. From May 2012 to September 2014, Mr. Vuong held various leadership positions at Demandforce, Inc., an automated marketing and communications provider then owned by Intuit, Inc., a software company, most recently serving as Vice President and General Manager. He served as Chief Financial Officer at Demandforce prior to its acquisition by Intuit, from October 2011 to May 2012. Since October 2013, he has served on the Board of Directors of Revinate, Inc., a software company. Mr. Vuong received a B.S. in Accounting from the University of Southern California.

 Matt Heinz

Matt Heinz has served as our Chief Revenue Officer since October 2019. He previously held a variety of sales leadership positions at Marketo, Inc., a software company, from January 2011 to October 2019, most recently serving as Head of Enterprise, Americas following Marketo’s acquisition by Adobe in 2018. Prior to that, Mr. Heinz was Regional Vice President of Sales, West Region at Benesyst, a benefits outsourcing company, from August 2009 to January 2011. He previously served as Director of Sales at WageWorks Inc., a benefits provider, from June 2005 to July 2009. Mr. Heinz received a B.A. in Political Science from the University of California, Los Angeles.

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CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance Documents” section of the investor relations section of our corporate website located at investors.amplitude.com, or by writing to our Secretary at our offices at 201 3rd Street, Suite 200, San Francisco, California 94103.

Board Composition

Our business and affairs are managed under the direction of our Board. Our Board currently consists of ten members: Spenser Skates, Curtis Liu, Neeraj Agrawal, Ron Gill, Pat Grady, Erica Schultz, Elisa Steele, Eric Vishria, James Whitehurst and Catherine Wong. Mr. Agrawal is not standing for re-election at the Annual Meeting, and the size of the Board will be reduced to nine directors effective as of the Annual Meeting. Our Board is divided into three classes, with the directors in each class serving for a three-year term, and one class being elected each year by our stockholders.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Independence

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that each of our directors, other than Mr. Liu and Mr. Skates, is an “independent director,” as defined under Nasdaq rules. In making these determinations, our Board considered the current and prior relationships that each director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director and the transactions involving them described in “Certain Relationships and Related Person Transactions.” In addition to determining whether each director satisfies the director independence requirements set forth in Nasdaq rules, in the case of members of the Audit Committee and Compensation Committee, our Board made an affirmative determination that such members also satisfy separate independence requirements and current standards imposed by the SEC and Nasdaq.

There are no family relationships among any of our directors or executive officers.

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Director Candidates

The Nominating and Corporate Governance Committee of the Board is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly-traded company; experience as a board member of other companies, including service on the Board of Directors of another publicly-traded company; professional and academic experience relevant to our industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; the diversity of viewpoints, background, experience and other characteristics, such as geographic background, nationality, culture, gender, sexual orientation, ethnicity, race and age, that a candidate would bring (including in light of applicable diversity requirements regarding gender, underrepresented communities or otherwise); and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Amplitude, Inc., 201 3rd Street, Suite 200, San Francisco, California 94103. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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Board Diversity

The following table summarizes our current directors’ voluntary self-identified diversity characteristics.

	Board Diversity Matrix as of April 25, 2022
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	3	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	3	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Amplitude, Inc., 201 3rd Street, Suite 200, San Francisco, California 94103.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of chairperson of the Board and Chief Executive Officer and to implement a lead independent director in accordance with its determination regarding which structure would be in the best interests of our company. Mr. Skates currently serves as our chairperson of the Board and Chief Executive Officer. Our Corporate Governance Guidelines provide that whenever our chairperson of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director. Mr. Whitehurst currently serves as our lead independent director. As lead independent director, Mr. Whitehurst presides over all meetings of the Board at which the chairperson of the Board is not present, including any executive sessions of the independent directors, approves Board meeting schedules and agendas, and acts as the liaison between the independent directors and our Chief Executive Officer and the chairperson of the Board.

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Our Board has concluded that our current leadership structure is appropriate at this time. In particular, we believe that the structure of our Board and its committees provides effective independent oversight of management while Mr. Skates’ combined role enables strong leadership, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions). A copy of the Code is posted on our investor relations website at investors.amplitude.com. In addition, we have posted or intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code. Information contained on, or that can be accessed through, our website is not incorporated by reference in this prospectus and does not form a part of this proxy statement. The inclusion of our website address in this proxy statement is an inactive textual reference only.

Compensation Committee Interlocks and Insider Participation

During 2021, Ron Gill, Eric Vishria, James Whitehurst and Catherine Wong served as members of our Compensation Committee. None of the members of the Compensation Committee has been one of our executive officers or employees. None of our executive officers serve, or has served during the last year, as a member of the Board or as a member of the Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee.

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Anti-Hedging and Anti-Pledging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all directors, officers and employees of the Company and its subsidiaries, as well as their respective family members sharing the same household, and subject to certain exceptions, any other entity that they control. Our Insider Trading Compliance Policy specifically prohibits short sales, transactions in put and call options or other derivative securities involving the Company’s equity securities, and other hedging or monetization transactions. In addition, our Insider Trading Compliance Policy provides that no employee, officer or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities.

Attendance by Members of the Board at Meetings

There were ten meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our investor relations website at investors.amplitude.com, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director serves (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the chairperson of the Board or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via videoconference or teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, we strongly encourage our directors to attend our stockholder meetings.

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COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The current members of each of the Board committees and committee chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance

Neeraj Agrawal	X

Ron Gill	Chairperson	X

Pat Grady	X

Erica Schultz			X

Elisa Steele			Chairperson

Eric Vishria		Chairperson

James Whitehurst		X

Catherine Wong		X

Audit Committee

Our Audit Committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm its independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of its audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment, risk management, and risk oversight, including responsibility for oversight of risks and exposures associated with major financial and cybersecurity risks;

●	reviewing related person transactions; and

●	establishing procedures for the confidential, anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

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Our Audit Committee currently consists of Neeraj Agrawal, Ron Gill and Pat Grady, with Mr. Gill serving as chairperson. Mr. Agrawal’s term as a director will end at the Annual Meeting, and effective as of the Annual Meeting, the Board has appointed Elisa Steele to replace Mr. Agrawal as a member of the Audit Committee. Our Board has affirmatively determined that Mr. Agrawal, Mr. Gill and Mr. Grady, as well as Ms. Steele, each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq rules. In addition, our Board has determined that Mr. Gill qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is available on our corporate website at investors.amplitude.com. The information contained on, or that can be accessed through, our website is deemed not to be incorporated in this proxy statement and references to our website address in this proxy statement are inactive textual references only.

The Audit Committee met nine times in the fiscal year ended December 31, 2021.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	overseeing our compensation and employee benefit plans; and

●	appointing and overseeing any compensation consultants.

From time to time, our Compensation Committee may use outside compensation consultants to assist it in analyzing our executive and director compensation programs and in determining appropriate levels of compensation and benefits. We have engaged Compensia, Inc., a compensation consulting firm to compensation committees (“Compensia”), to advise us on compensation philosophy when we became a publicly-traded company, the selection of a group of peer companies to use for compensation benchmarking purposes, and cash and equity compensation levels for our directors, executives and other employees based on current market practices. Compensia reports directly to the Compensation Committee and does not provide any non-compensation related services to us. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Compensia addressed each of the six independence factors established by the SEC with the compensation committee. Its responses affirmed the independence of Compensia on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Compensia does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.

In addition to advice provided by outside consultants, our executive officers submit proposals to our Compensation Committee regarding our executive and director compensation. Our Chief Executive Officer, Mr. Skates, also serves on our Board and as our Chairperson of the Board. By serving multiple roles, Mr. Skates is uniquely positioned to help the board and the Compensation Committee in many of its compensation decisions as he possesses detailed knowledge of the issues, opportunities and

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challenges we face, our business and our industry, which helps him to identify the key performance measures and indicators that may be used in setting incentive-based compensation. In his role as our Chief Executive Officer, Mr. Skates is also close enough to our day-to-day operations to be able to identify key contributors and top performers within the Company, so as to ensure that their compensation accurately reflects their responsibilities, performance, future expectations and experience levels. While Mr. Skates recuses himself from any Board discussions that involve his own compensation, his recommendations and feedback, along with the feedback and recommendations of our other senior executive officers, are often taken into consideration by the board and the Compensation Committee when setting compensation levels.

Our Compensation Committee consists of Ron Gill, Eric Vishria, James Whitehurst and Catherine Wong, with Mr. Vishria serving as chairperson. Our Board has determined that Mr. Gill, Mr. Vishria, Mr. Whitehurst and Ms. Wong each meet the definition of “independent director” for purposes of serving on the Compensation Committee under Nasdaq rules. All members of our Compensation Committee are “non-employee directors” as defined in Rule 16b-3 under the Exchange Act. Our Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at investors.amplitude.com. The information contained on, or that can be accessed through, our website is deemed not to be incorporated in this proxy statement and references to our website address in this proxy statement are inactive textual references only.

The Compensation Committee met four times in the fiscal year ended December 31, 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

●	evaluating the overall effectiveness of our Board and its committees; and

●	reviewing developments in corporate governance compliance and developing and recommending to our Board a set of corporate governance guidelines.

Our Nominating and Corporate Governance Committee consists of Erica Schultz and Elisa Steele, with Ms. Steele serving as chairperson. Our board has determined that Ms. Schultz and Ms. Steele each meet the definition of “independent director” for purposes of serving on the Nominating and Corporate Governance Committee under Nasdaq rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at investors.amplitude.com. The information contained on, or that can be accessed through, our website is deemed not to be incorporated in this proxy statement and references to our website address in this proxy statement are inactive textual references only.

The Nominating and Corporate Governance Committee met two times in the fiscal year ended December 31, 2021.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers (“NEOs”). This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis section or holding a non-binding advisory vote on executive compensation, and we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2021 were as follows:

•	Spenser Skates, our Chief Executive Officer;

•	Hoang Vuong, our Chief Financial Officer; and

•	Matt Heinz, our Chief Revenue Officer.

2021 Summary Compensation Table

The following table sets forth total compensation paid to our NEOs for the fiscal year 2021.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)

Spenser Skates	2021	450,000	—	—	—	450,000

Chief Executive Officer	2020	275,000	6,253,300	—	—	6,528,300

Hoang Vuong	2021	550,000	—	—	—	550,000

Chief Financial Officer

Matt Heinz	2021	325,000	—	668,141	—	993,141

Chief Revenue Officer

(1)

Amounts shown represent the grant date fair value of options for Class B common stock granted during fiscal year 2020 as calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718. See Note 5 of the audited consolidated financial statements included in our 2021 Annual Report for the assumptions used in calculating this amount.

(2)

Amounts shown represent the semi-annual commission-based cash bonuses earned by Mr. Heinz based on the achievement of certain sales performance objectives during fiscal year 2021. The amounts are paid four times a year in April 2021, July 2021, October 2021 and January 2022, following determination of achievement of the applicable sales objectives. Please see the descriptions of the semi-annual commission-based bonuses paid to Mr. Heinz under “2021 Bonuses” below, including target amounts.

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Narrative to 2021 Summary Compensation Table

2021 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.

For fiscal year 2021, Messrs. Skates, Vuong and Heinz had an annual base salary of $450,000, $550,000, and $325,000, respectively.

Our Board and Compensation Committee may adjust base salaries from time to time in their discretion.

2021 Bonuses

For service in fiscal year 2021, there were no bonus plans or arrangements applicable to Messrs. Skates or Vuong.

For fiscal year 2021, Mr. Heinz was eligible to earn semi-annual commission-based cash bonuses based on the achievement of certain sales quota and bookings-adjusted recurring revenue targets pursuant to a sales manager commission arrangement. Each of the sales targets were set at levels we determined would require significant effort to achieve and would not be met by average or below average performance. Cash bonuses for the sales targets are payable, to the extent achieved, to Mr. Heinz quarterly in April 2021, July 2021, October 2021 and January 2022, following determination of achievement of the applicable sales objectives. For fiscal year 2021, Mr. Heinz was awarded an aggregate of $668,141 for his achievement of the applicable sales commission goals.

Equity-Based Compensation

We did not grant equity awards to our named executive officers in fiscal year 2021. We previously granted options to purchase shares of our common stock to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at Fiscal Year-End” table below.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In fiscal year 2021, we did not provide for any matching contributions under our 401(k) plan.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites and Other Personal Benefits

We did not provide any perquisites to our NEOs in fiscal year 2021 that exceeded $10,000. Our Compensation Committee may from time to time approve them in the future when our Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.

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Outstanding Equity Awards at Fiscal Year-End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2021.

			Option Awards				Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Spenser Skates	09/21/2021	(1)	1,171,030	—	4.19	12/27/2030	—	—
	01/01/2021	(2)	705,566	95,464	4.19	12/27/2030	—	—
	01/01/2021	(3)	—	—	—	—	125,505	6,644,235
Hoang Vuong	04/29/2022	(2)	43,700	73,403	4.19	12/27/2030	—	—
	04/29/2019	(2)	1,088,009	58,993	2.26	06/03/2029	—	—
Matt Heinz	10/15/2019	(4)	925,753	—	2.26	10/30/2029	—	—

(1)

The shares subject to the option vests as to 1/24th of the shares on each monthly anniversary of September 21, 2021, the date of effectiveness of the registration statement relating to our Direct Listing, such that the options will be fully vested on September 21, 2023, subject to Mr. Skates continuing to provide services to us through such vesting date. The option is subject to accelerated vesting upon certain qualifying terminations of employment as further described below under the heading “Additional Narratives to 2021 Summary Compensation Table and Outstanding Equity Awards at 2021 Fiscal Year End – Executive Compensation Arrangements.”

(2)

The shares subject to the option vests as to 1/48th of the shares on each month following the vesting commencement date, such that all awards will be fully vested on the four-year anniversary of the vesting commencement date, subject to the applicable NEO continuing to provide services to us through such vesting date. The option is exercisable prior to vesting subject to the applicable NEO agreeing that any shares that were exercised prior to vesting are subject to a right of repurchase in favor of us (although only a portion of the grant was exercisable prior to vesting). The option is subject to accelerated vesting upon certain qualifying terminations of employment as further described below under the heading “Additional Narratives to 2021 Summary Compensation Table and Outstanding Equity Awards at 2021 Fiscal Year End – Executive Compensation Arrangements.”

(3)

The shares of restricted stock acquired upon early exercise of an option vest and become no longer subject to a right of repurchase as to 1/48th of the shares on each month following the vesting commencement date, such that all of the shares will be fully vested on the four-year anniversary of the vesting commencement date, subject to Mr. Skates continuing to provide services to us through such vesting date. The restricted shares are subject to accelerated vesting upon certain qualifying terminations of employment as further described below under the heading “Additional Narratives to 2021 Summary Compensation Table and Outstanding Equity Awards at 2021 Fiscal Year End – Executive Compensation Arrangements.”

(4)

The shares subject to the option vests as to 25% of the shares on the first anniversary of the vesting commencement date and vest as to 1/48th of the shares monthly thereafter, such that all awards will be fully vested on the four-year anniversary of the vesting commencement date, subject to Mr. Heinz continuing to provide services to us through such vesting date. The option is exercisable prior to vesting subject to Mr. Heinz agreeing that any shares that were exercised prior to vesting are subject to a right of repurchase in favor of us. The option is subject to accelerated vesting upon certain qualifying terminations of employment as further described below under the heading “Additional Narratives to 2021 Summary Compensation Table and Outstanding Equity Awards at 2021 Fiscal Year End – Executive Compensation Arrangements.”

(5)	The market value of shares that have not vested is based on the closing trading price of our Class A common stock on the Nasdaq Capital Market on December 31, 2021, which was $52.94.

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Additional Narratives to 2021 Summary Compensation Table and Outstanding Equity Awards at 2021 Fiscal Year End

Executive Compensation Arrangements

Prior to our Direct Listing, we did not have formal employment agreements with our NEOs. In connection with our Direct Listing, in September 2021 we entered into amended and restated employment agreements with each of our NEOs that superseded and replaced the severance benefits they would otherwise be entitled to receive. These employment agreements provide for an annual base salary, target bonus entitlement (or annual variable compensation elements for Mr. Heinz) and the right to participate in benefits made available to other similarly situated executives.

In addition, under these employment agreements with each of our NEOs, if such NEO’s employment with us is terminated without Cause or such NEO resigns for Good Reason (as each is defined in the employment agreement), the applicable NEO will be entitled to receive: (i) a cash payment equal to six months base salary and (ii) payment or reimbursement of the cost of continued healthcare coverage for six months. In lieu of the foregoing benefits, if such NEO’s employment with us is terminated without Cause or such NEO resigns for Good Reason during the period commencing three months prior to a Change in Control (as defined in our 2021 Incentive Award Plan (the “2021 Plan”)) and ending on the 12-month anniversary following such Change in Control, the applicable NEO will be entitled to receive: (i) a cash payment equal to 12 months base salary plus 100% of the NEO’s target annual bonus, (ii) payment or reimbursement of the cost of continued healthcare coverage for 12 months and (iii) full accelerated vesting of any of the NEO’s unvested equity awards (except for any performance awards, which shall be governed by the terms of the applicable award agreement). The foregoing severance benefits are subject to the applicable NEO’s delivery of an executed release of claims against us and continued compliance with the NEO’s confidentiality agreement with us.

Director Compensation

Director Compensation Prior to Direct Listing

Historically, prior to our Direct Listing, we have not had a formalized non-employee director compensation program. However, we did reimburse our non-employee directors for travel and other necessary business expenses incurred in the performance of their services for us. In fiscal year 2021, prior to our Direct Listing when our directors became covered by our Director Compensation Program, none of our non-employee directors received any cash compensation. In March 2021, we granted to each of Mss. Schultz and Steele, in connection with their commencement of service on our Board, an option to purchase 36,000 and 212,000 shares, respectively. The options vest as to 1/48th of the shares on each monthly anniversary of December 10, 2020, for Ms. Schultz, and March 29, 2021, for Ms. Steele, subject to the applicable director’s continued service through the applicable vesting date. In June and September 2021, we granted to Ms. Wong and Mr. Whitehurst, respectively, in connection with their commencement of service on our Board, 125,000 restricted stock units (“RSUs”). The RSUs vest as to 1/16th of the shares on each quarterly anniversary of May 15, 2021, for Ms. Wong, and August 15, 2021, for Mr. Whitehurst, subject to the applicable director’s continued service through the applicable vesting date.

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Non-Employee Director Compensation Program

In connection with our Direct Listing, we adopted a non-employee director compensation program for our non-employee directors (the “Director Compensation Program”), which became effective on September 21, 2021, the date of effectiveness of the registration statement on Form S-1 relating to our Direct Listing. Pursuant to the Director Compensation Program, our non-employee directors (except for any directors who are affiliated with our investors) will receive cash compensation as set forth in the tables below.

Board Service
Non-Employee Director:		$30,000
Additional Board Service
Lead Independent Director:		$15,000
Non-Executive Chair:		$22,500

Additional Committee Service	Chair	Non-Chair
Audit Committee Member:	$20,000	$10,000
Compensation Committee Member:	$14,000	$7,000
Nominating and Corporate Governance Committee Member:	$8,000	$4,000

Director fees under the Director Compensation Program will be payable in cash in arrears in four equal quarterly installments not later than 30 days following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our board.

Directors may elect to receive all or a portion of their cash fees in RSUs, with each such RSU award covering a number of shares calculated by dividing (i) the amount of the annual retainer by (ii) the average per share closing trading price of our common stock over the most recent 30 trading days as of the grant date (the “30-day average price”). Such RSUs will be automatically granted on the fifth day of the month following the end of the calendar quarter to which the corresponding director fees were earned and will be fully vested on grant.

Under the Director Compensation Program, unless otherwise provided by the Board prior to the commencement of service of an applicable director, each non-employee director who is initially elected or appointed to serve on the Board after our Direct Listing will automatically be granted that number of RSUs upon the director’s initial appointment or election to our Board (the “Initial Grant”), calculated by dividing (i) $525,000 by (ii) the 30-day average price. The Initial Grant will vest as to one-third of the underlying shares on each anniversary of the grant date, subject to continued service through each applicable vesting date.

In addition, each non-employee director who (i) has been serving on the Board as of an annual stockholders’ meeting following our Direct Listing, (ii) for non-employee directors appointed after our Direct Listing, has an Initial Grant that will become fully vested within 12 months following such annual meeting and (iii) will continue to serve on the board following such annual meeting, will automatically be granted that number of RSUs upon such annual meeting (the “Annual Grant”), calculated by

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dividing (i) $175,000 by (ii) the 30 day average price. With respect to directors who were on the Board as of the date of our Direct Listing, subject to the satisfaction of subsections (i) and (iii) above, Mr. Gill shall be eligible to receive Annual Grants commencing with the Annual Meeting and Mss. Schultz, Steele and Wong and Mr. Whitehurst shall be eligible to receive Annual Grants commencing with the annual meeting that occurs in 2024.

The Annual Grant will be automatically granted on the date of the applicable annual meeting and will vest in full on the earlier of the first anniversary of the date of the grant or the date of the next annual meeting, subject to continued service through each applicable vesting date.

All equity awards held by non-employee directors under the Director Compensation Program will vest in full upon the consummation of a Change in Control (as defined in the 2021 Plan), subject to their continued service through immediately prior to such date. In addition, each director may elect to defer all or a portion of the RSUs they receive under the Director Compensation Program until the earliest of a fixed date properly elected by the director, the director’s termination of service, or a Change in Control.

Fiscal Year 2021 Director Compensation

The following table sets forth information concerning the compensation earned by our non-employee directors for fiscal year 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)($)	Option Awards(2)($)	Total ($)
Neeraj Agrawal	—		—	—
Pat Grady	—		—	—
Ron Gill	14,250	—	—	14,250
Erica Schultz	8,500	—	131,760	140,260
Elisa Steele(3)	9,500	—	775,920	785,420
Eric Vishria	—		—	—
James Whitehurst(4)	13,000	4,807,500	—	4,820,500
Catherine Wong(5)	9,250	2,698,750	—	2,708,000

(1)

Amounts shown represent the grant date fair value of RSUs granted during fiscal year 2021 as calculated in accordance with ASC Topic 718. See Note 5 of the audited consolidated financial statements included in our 2021 Annual Report for the assumptions used in calculating this amount.

(2)

Amounts shown represent the grant date fair value of options for common stock granted during fiscal year 2021 as calculated in accordance with ASC Topic 718. See Note 5 of the audited consolidated financial statements included in our 2021 Annual Report for the assumptions used in calculating this amount.

(3)	Ms. Steele joined our Board in March 2021.
(4)	Mr. Whitehurst joined our Board in September 2021.
(5)	Ms. Wong joined our Board in June 2021.

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The table below shows the aggregate numbers of shares of common stock subject to stock awards and option awards (exercisable and unexercisable) held as of December 31, 2021 by each non-employee director.

Name	Shares of Common Stock Subject to Stock Awards Outstanding as of December 31, 2021	Shares of Class A Common Stock Subject to Options Outstanding as of December 31, 2021
Neeraj Agrawal	—	—
Pat Grady	—	—
Ron Gill	116,250	—
Erica Schultz	56,000	112,000
Elisa Steele	—	212,000
Eric Vishria	—	—
James Whitehurst	117,188	—
Catherine Wong	109,375	—

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders:
2021 Incentive Award Plan(1)	588,695(5)	$63.52(6)	19,005,008
2014 Stock Option and Grant Notice Plan (“2014 Plan”)(2)	22,342,074(4)	$3.99(6)	—
2021 Employee Stock Purchase Plan (“ESPP”)(3)	—	—	2,663,371
Equity compensation plans not approved by security holders	—	—	—
TOTAL	22,930,769	$5.52	21,668,379

(1)

In connection with our Direct Listing, our Board adopted, and our stockholders approved, the 2021 Plan. The initial number of shares of Class A common stock authorized and available for issuance in the connection with grant of future awards was 18,643,596, plus any shares available for issuance under the 2014 Plan as of the effective date of the 2021 Plan. The number of shares remaining for issuance under the 2021 Plan includes awards granted and outstanding under the 2014 Plan that are forfeited or lapse unexercised after the effective date of the 2021 Plan. In addition, the 2021 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2022 and ending in 2031 equal to the lesser of (A) 5% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 88,000,000 shares of stock may be issued upon the exercise of incentive stock options.

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(2)

Holders of such shares of Class A common stock have a one-time right to exchange such shares of Class A common stock for an equal number of shares of Class B common stock until such time as the Class A common stock is transferred. There are no pre-defined time period or other restrictions related to the holder’s right to exchange such shares of Class A common stock. Holders may only elect to exchange all, and not a portion, of such shares of Class A common stock. Such right will transfer to a permitted transferee. Following the adoption of the 2021 Plan, any awards outstanding under the 2014 Plan continue to be governed by their existing terms but no further awards may be granted under the 2014 Plan.

(3)

The maximum number of shares of our Class A common stock which are authorized for sale under the ESPP is equal to the sum of (a) 2,663,371 shares of Class A common stock and (b) an annual increase on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (i) 2% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of common stock as determined by our Board; provided, however, no more than 16,500,000 shares of our common stock may be issued under the ESPP. The shares reserved for issuance under the ESPP may be authorized but unissued shares or reacquired shares. As of December 31, 2021, no shares had been issued under the ESPP.

(4)

Consists of 21,154,155 shares of Class A common stock issuable upon exercise of outstanding options, and 1,187,919 shares of Class A common stock issuable upon vesting and settlement of outstanding RSUs.

(5)	Consists of 60,000 shares of Class A common stock issuable upon exercise of outstanding options, and 528,695 shares of Class A common stock issuable upon vesting and settlement of outstanding RSUs.
(6)	The weighted average exercise price shown is for stock options; other outstanding awards have no exercise price.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock and (ii) each of our directors, each of our named executive officers and all directors and executive officers as a group as of April 11, 2022, unless otherwise indicated.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. We have based percentage ownership of our common stock on 59,028,100 shares of our Class A common stock and 52,489,074 shares of our Class B common stock outstanding as of April 11, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 11, 2022 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 11, 2022 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the business address of each such beneficial owner is c/o Amplitude, Inc., 201 3rd Street, Suite 200, San Francisco, California 94103. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Name of Beneficial Owner	Class A Common Stock		Class B Common Stock+		Percentage of Total Voting Power†
	Shares	%	Shares	%

Named Executive Officers and Directors‡:
Spenser Skates(1)	1,800,462	3.0	6,352,146	12.1	10.4
Hoang Vuong(2)	984,956	1.6	433,188	*	*
Matt Heinz(3)	954,919	1.6	—	—	*
Curtis Liu(4)	712,511	1.2	7,334,476	14.0	11.6
Neeraj Agrawal(5)	1,144,917	1.9	9,908,292	18.9	15.8
Ron Gill(6)	13,729	*	310,000	*	*
Pat Grady(7)	2,798,951	4.7	8,051,817	15.3	13.4
Erica Schultz(8)	112,000	*	100,000	*	*
Elisa Steele(9)	212,504	*	—	—	*
Eric Vishria(10)	87,183	*	9,264,298	17.6	14.4
James Whitehurst(11)	24,127	*	—	—	*
Catherine Wong(12)	20,705	*	—	—	*
All current directors and executive officers as a group (12 persons)(13)	8,866,964	13.9	41,754,217	79.5	67.7

Other Greater Than 5% Stockholders:
Entities affiliated with Battery Ventures(14)	1,076,345	1.8	9,908,292	18.9	15.7
Benchmark Capital Partners VIII, L.P.(15)	—	—	9,264,298	17.6	14.4
Entities affiliated with Institutional Venture Partners(16)	55,245	*	6,034,027	11.5	9.4
Entities affiliated with Sequoia Capital(17)	2,798,951	4.7	7,885,132	15.0	13.1
The Vanguard Group(18)	2,970,091	5.0	—	—	*
Jasmine Ventures Pte. Ltd.(19)	—	—	4,977,818	9.5	7.7

* Represents beneficial ownership of less than 1%.

+ The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

‡ In connection with our Direct Listing, our Board amended all awards outstanding under our 2014 Plan to settle into Class A common stock (the “Equity Award Amendment”). Holders of Class A common stock received as a result of the Equity Award Amendment have the one-time right to exchange such shares of Class A common stock for an equal number of shares of Class B common stock until such time as the Class A common stock is transferred. The number of shares beneficially owned by our directors and executive officers as set forth herein does not give effect to any potential future conversion of Class A common stock issued pursuant to the 2014 Plan into shares of Class B common stock.

† Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Shares of our Class A common stock entitle the holder to one vote per share and shares of our Class B common stock entitle the holder to five votes per share.

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(1)

Consists of (i) 6,352,146 shares of Class B common stock, including 2,993 unvested shares subject to repurchase by us and (ii) 1,800,462 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022.

(2)

Consists of (i) 433,188 shares of Class B common stock, (ii) 38,498 shares of Class A common stock and (iii) 946,458 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022.

(3)	Consists of (i) 44,247 shares of Class A common stock and (ii) 910,672 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022.
(4)

Consists (i) 79,228 shares of Class A common stock held in one or more trusts over which Mr. Liu exercises voting and investment discretion, (ii) 7,334,476 shares of Class B common stock held in one or more trusts over which Mr. Liu exercises voting and investment discretion, including 200,447 unvested shares subject to repurchase by us and (iii) 633,283 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022.

(5)

Consists of (i) 31,930 shares of Class A common stock held directly by Mr. Agrawal, (ii) 36,642 shares of Class A common stock held directly by a family trust and (iii) the shares listed in footnote 14 below held of record by entities affiliated with Battery Ventures. Mr. Agrawal, one of our directors, is a general partner of Battery Ventures and, therefore, may be deemed to share voting and dispositive power with respect to such shares. Mr. Agrawal disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(6)	Consists of (i) 310,000 shares of Class B common stock, including 77,500 unvested shares subject to repurchase by us, and (ii) 13,729 shares of Class A common stock.
(7)

Consists of (i) 166,685 shares of Class B common stock and (ii) shares listed in footnote 17 below held of record by entities affiliated with Sequoia Capital. Mr. Grady, one of our directors, is a partner of Sequoia Capital and, therefore, may be deemed to exercise voting and investment discretion with respect to the shares listed in footnote 17 below. Mr. Grady disclaims beneficial ownership of all such shares.

(8)

Consists of (i) 100,000 shares of Class B common stock, including 34,000 unvested shares subject to repurchase by us and (ii) 112,000 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022.

(9)

Consists of (i) 212,000 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022, and (ii) 504 shares of Class A Common Stock issuable pursuant to vested RSUs, the settlement of which has been deferred pursuant to the terms of the Director Compensation Program.

(10)

Consists of (i) 87,183 shares of Class A common stock held directly by entities controlled by Mr. Vishria and (ii) shares listed in footnote 15 below held of record by Benchmark Capital Partners VIII, L.P.

(11)

Consists of (i) 15,625 shares of Class A common stock, (ii) 7,812 shares of Class A common stock issuable upon the vesting of RSUs that vest within 60 days of April 11, 2022, and (iii) 690 shares of Class A Common Stock issuable pursuant to vested RSUs, the settlement of which has been deferred pursuant to the terms of the Director Compensation Program.

(12)	Consists of (i) 12,892 shares of Class A common stock and (ii) 7,813 shares of Class A common stock issuable upon the vesting of RSUs that vest within 60 days of April 11, 2022.
(13)

Consists of (i) 41,754,217 shares of Class B common stock, including 314,940 unvested shares subject to repurchase by us, (ii) 4,235,270 shares of Class A common stock, and (iii) 4,631,694 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 11, 2022, pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 11, 2022, or pursuant to vested RSUs, the settlement of which has been deferred pursuant to the terms of the Director Compensation Program.

(14)

Consists of (i) 19,373 shares of Class A common stock and 171,206 shares of Class B common stock held of record by Battery Investment Partners XI, LLC (“BIP XI”), (ii) 418,032 shares of Class A common stock and 3,694,078 shares of Class B common stock held of record by Battery Ventures XI-A, L.P. (“BV XI-A”), (iii) 110,454 shares of Class A common stock and 976,058 shares of Class B common stock held of record by Battery Ventures XI-A Side Fund, L.P. (“BV XI-A SF”), (iv) 434,310 shares of Class A common stock and 3,837,919 shares of Class B common stock held of record by Battery Ventures XI-B, L.P. (“BV XI-B”), (v) 94,176 shares of Class A common stock and 832,219 shares of Class B common stock held of record by Battery Ventures XI-B Side Fund, L.P. (“BV XI-B SF”), (vi) 361,099 shares of Class B common stock held of record by Battery Ventures Select Fund I, L.P. (“BV Select I”) and (vii) 35,713 shares of Class B common stock held of record by Battery Investment Partners Select Fund I, L.P. (“BIP Select I”). The sole general partner of BV XI-A and BV XI-B is Battery Partners XI, LLC (“BP XI”). The sole general partner of BV XI-A SF and BV XI-B SF is Battery Partners XI Side Fund, LLC (“BP XI SF”). The sole managing member of BIP XI is BP XI. The sole general partner of BV Select I is Battery Partners Select Fund I, L.P. whose sole general partner is Battery Partners Select Fund I GP, LLC (“BP Select”). The general partner of BIP Select I is BP Select. The investment adviser of BP XI, BP XI SF, and BP Select I is Battery Management Corp. (together with BP XI, BP XI SF, and BP Select I, the “Battery Companies”). The managing members and officers of the Battery Companies who share voting and dispositive power with respect to such shares are Neeraj Agrawal, Michael Brown, Morad Elhafed, Jesse Feldman, Russell Fleischer, Roger Lee, Chelsea Stoner, Dharmesh Thakker, and Scott Tobin. Each of the foregoing persons disclaims beneficial ownership of these shares except to the extent of his/her pecuniary interest therein. The address of each of these entities is One Marina Park Drive, Suite 1100, Boston, Massachusetts 02210.

2022 Proxy Statement	36

(15)

Benchmark Capital Management Co. VIII, L.L.C., the general partner of Benchmark Capital Partners VIII, L.P. (“Benchmark VIII”), may be deemed to have sole voting and investment power over shares held by Benchmark VIII. I, Eric Vishria, along with Matthew R. Cohler, Peter H. Fenton, J. William Gurley, An-Yen Hu, Mitchell H. Lasky, Chetan Puttagunta and Sarah E. Tavel are the managing members of Benchmark Capital Management Co. VIII, L.L.C. and may be deemed to hold shared voting and investment power with respect to the shares held by Benchmark VIII. The address for each of these persons and entities is 2965 Woodside Road, Woodside, California 94062.

(16)

Based solely on a Schedule 13G filed with the SEC on February 14, 2022 with respect to shares of our common stock held as of December 31, 2021. Consists of (i) 5,610,449 shares of Class A common stock and 54,954 shares of Class B common stock held directly by Institutional Venture Partners XV, L.P. (“IVP XV”), (ii) 29,837 shares of Class A common stock and 291 shares of Class B common stock held directly by Institutional Venture Partners XV Executive Fund, L.P. (“IVP XV EF”), (iii) 49,672 shares of Class A common stock held directly by Todd C. Chaffee (“Chaffee”), (iv) 32,974 shares of Class A common stock held directly by Norman A. Fogelsong (“Fogelsong”), (v) 94,206 shares of Class A common stock held directly by Stephen J. Harrick (“Harrick”), (vi) 25,909 shares of Class A common stock held directly by J. Sanford Miller (“Miller”), (vii) 49,672 shares of Class A common stock held directly by Dennis B. Phelps (“Phelps”), (viii) 94,206 shares of Class A common stock held directly by Jules A. Maltz (“Maltz”), (ix) 23,551 shares of Class A common stock held directly by Somesh Dash (“Dash”) and (x) 23,551 shares of Class A common stock held directly by Eric Liaw (“Liaw”). Institutional Venture Management XV, LLC (“IVM XV”) serves as the sole general partner of IVP XV and IVP XV EF and has shared voting and investment control over the shares owned by IVP XV and IVP XV EF and may be deemed to own beneficially the shares held by IVP XV and IVP XV EF. IVM XV owns no securities of our company directly. Chaffee, Fogelsong, Harrick, Miller, Phelps, Maltz, Dash and Liaw are Managing Directors of IVM XV and share voting and dispositive power over the shares held by IVP XV and IVP XV EF, and may be deemed to own beneficially the shares held by IVP XV and IVP XV EF. The address of the foregoing persons and entities is c/o Institutional Venture Partners, 3000 Sand Hill Road, Building 2, Suite 250, Menlo Park, California 94025.

(17)

Based solely on a Schedule 13D filed with the SEC on March 7, 2022 with respect to shares of our common stock held as of February 23, 2022. Consists of (i) 2,554,932 shares of Class B common stock held directly by SEQUOIA CAPITAL GLOBAL GROWTH FUND III – ENDURANCE PARTNERS, L.P. (“SC GGF III”), (ii) 5,330,200 shares of Class B common stock held directly by SEQUOIA CAPITAL U.S. GROWTH FUND VIII, LP (“GF VIII”), (iii) 235,201 shares of Class A common stock held directly by SEQUOIA CAPITAL U.S. VENTURE 2010 –SEED FUND, L.P. (“USV 2010 –SEED”), (iv) 2,225,077 shares of Class A common stock held directly by SEQUOIA CAPITAL U.S. GROWTH FUND IX, L.P. (“GF IX”), (v) 95,885 shares of Class A common stock held directly by SEQUOIA CAPITAL U.S. GROWTH PARTNERS FUND IX, L.P. (“GF STP IX”) and (vi) 242,788 shares of Class A common stock held directly by SEQUOIA CAPITAL U.S. GROWTH IX PRINCIPALS FUND, L.P. (“GF IX PF”). SC US (TTGP), Ltd. is (i) the general partner of SCGGF III – Endurance Partners Management, L.P., which is the general partner of SC GGF III, (ii) the general partner of SC U.S. GROWTH VIII MANAGEMENT, L.P., which is the general partner of GF VIII, (iii) the general partner of SC U.S. VENTURE 2010 MANAGEMENT, L.P, which is the general partner of USV 2010 –SEED and (iv) the general partner of SC U.S. GROWTH IX MANAGEMENT, L.P., which is the general partner of each of GF IX, GF STP IX and GF IX PF (collectively, the “GF IX Funds”). As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by GGF III, GF VIII, USV 2010 – SEED and the GF IX Funds. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to GGF III are Douglas M. Leone and Roelof Botha. As a result, and by virtue of the relationships described in this paragraph, each such person may be deemed to share voting and dispositive power with respect to the shares held by the GGF III, GF VIII, USV 2010 – SEED, and the GF IX Funds, as applicable. Each of the above persons and entities expressly disclaims beneficial ownership of any securities described above except to the extent such person or entity actually exercises voting or dispositive power with respect to such securities. The business address of the above persons and entities is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(18)

Based solely on a Schedule 13G filed with the SEC on February 9, 2022 with respect to shares of our common stock held as of December 31, 2021. The filing reports (i) shared voting power with respect to 4,187 shares of Class A common stock, (ii) sole dipositive power with respect to 2,957,853 shares of Class A common stock and (iii) shared dispositive power with respect to 12,238 shares of Class A common stock. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. The address of the Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(19)

Based solely on a Schedule 13G filed with the SEC on February 14, 2022 with respect to shares of our common stock held as of December 31, 2021. Consists of 4,977,818 shares of Class B common stock held of record by Jasmine Ventures Pte. Ltd. Jasmine Ventures Pte. Ltd. shares the power to vote and dispose of these shares with GIC Special Investments Pte. Ltd. and GIC Private Limited, both of which are private limited companies incorporated in Singapore. GIC Special Investments Pte. Ltd. is wholly owned by GIC Private Limited and is the private equity investment arm of GIC Private Limited. GIC Private Limited is wholly owned by the Government of Singapore and was set up with the sole purpose of managing Singapore’s foreign reserves. The Government of Singapore disclaims beneficial ownership of these shares. The address of the principal business office for each of the above entities is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

2022 Proxy Statement	37

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest (or the perception thereof). Our Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies having common stock that is listed on Nasdaq. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, that meets the disclosure requirements set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, in which we were or are to be a participant and in which a “related person,” as defined in Item 404, had, has or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Related Person Transactions

The following is a description of each transaction or agreement since January 1, 2021 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded or exceeds $120,000; and

●

any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing a household with, any of these individuals or entities, had or will have a direct or indirect material interest.

The following descriptions include summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to the full text of any such agreement filed as an exhibit to our Annual Report on Form 10-K.

In addition, from time to time, we do business with other companies on whose boards of directors certain of our directors serve and/or that are affiliated with certain holders of our capital stock. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

Related Party Agreements in Effect Prior to Our Direct Listing

Series F Redeemable Convertible Preferred Stock Financing

In May 2021, we entered into a Series F redeemable convertible preferred stock purchase agreement with various investors, pursuant to which we issued and sold an aggregate of 6,246,111 shares of Series F redeemable convertible preferred stock at a purchase price of $32.0199 per share for gross proceeds of $200.0 million in multiple closings from May through August 2021 (the “Series F Financing”).

2022 Proxy Statement	38

The table below sets forth the number of shares of our Series F redeemable convertible preferred stock purchased by our directors, executive officers, holders of more than 5% of any class of our voting securities and their affiliated entities, or immediate family members thereof.

Name(1)	Shares of Series F Preferred Stock	Aggregate Purchase Price ($)
Entities affiliated with Sequoia Capital(2)	3,123,057	99,999,973
Entities affiliated with Battery Ventures(3)	312,305	9,999,975
Entities affiliated with Institutional Venture Partners	31,230	999,981
Jasmine Ventures Pte. Ltd.	1,171,146	37,499,978

(1)	For additional information regarding certain of these stockholders and their equity holdings, see “Security Ownership of Certain Beneficial Owners and Management.”
(2)

Entities affiliated with Sequoia Capital collectively beneficially own more than 5% of one or more series of our outstanding voting securities. Pat Grady is currently, and was at the time of the Series F Financing, a member of our Board. Mr. Grady is a partner of Sequoia Capital.

(3)

Entities affiliated with Battery Ventures collectively beneficially own more than 5% of one or more series of our outstanding voting securities. Neeraj Agrawal is currently, and was at the time of the Series F Financing, a member of our Board. Mr. Agrawal is a general partner of Battery Ventures.

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement with certain holders of 5% or more of our capital stock and entities affiliated with certain of our directors, as well as certain of our directors and executive officers. The agreement grants rights to certain holders, including certain registration rights with respect to the registrable securities held by them, subject to certain exceptions. The investors’ rights agreement also provided for a right of first refusal in favor of certain holders of redeemable convertible preferred stock with regard to certain issuances of our capital stock. The right of first refusal terminated in connection with our Direct Listing.

Voting Agreement

In May 2021, we entered into an amended and restated voting agreement with certain holders of our common stock and redeemable convertible preferred stock. Upon the conversion of all outstanding shares of redeemable convertible preferred stock into common stock in connection with our Direct Listing, the amended and restated voting agreement terminated.

Right of First Refusal and Co-Sale Agreement

In May 2021, we entered into an amended and restated first refusal and co-sale agreement with certain holders of our common stock and redeemable convertible preferred stock. The amended and restated first refusal and co-sale agreement terminated in connection with our Direct Listing.

Director and Executive Officer Compensation

See “Executive and Director Compensation” for information regarding compensation of directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive and Director Compensation.”

2022 Proxy Statement	39

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have also obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

2022 Proxy Statement	40

OTHER MATTERS

Stockholder Proposals and Nominations

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 201 3rd Street, Suite 200, San Francisco, California 94103 in writing not later than December 26, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 9, 2023 and no later than March 11, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is held before May 10, 2023, or after August 8, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2023 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than ten percent of any class of our equity securities (“10% stockholders”), file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2021, all Section 16(a) filing requirements were satisfied on a timely basis, with the exception of a Form 4 filed on behalf of Jennifer Johnson, our former Chief Marketing and Strategy Officer, on January 3, 2022 to report the sale of shares of our Class A common stock pursuant to a 10b5-1 trading plan on December 22, 2021.

2022 Proxy Statement	41

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, phone and email by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Annual Report on Form 10-K

A copy of Amplitude’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 11, 2022 without charge upon written request addressed to:

Amplitude, Inc.

Attention: Secretary

201 3rd Street, Suite 200

San Francisco, California 94103

Exhibits to the 2021 Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. You also may access this proxy statement and our 2021 Annual Report on the SEC’s website at www.sec.gov and on our website at investors.amplitude.com/financial-information/sec-filings.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE PHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU REQUESTED TO RECEIVE PAPER PROXY MATERIALS, THEN YOU MAY ALSO VOTE BY MAILING A COMPLETE, SIGNED AND DATED PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Spenser Skates, Chairperson of the Board, President and Chief Executive Officer

San Francisco, California

April 25, 2022

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VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting Go to www.virtualshareholdermeeting.com/AMPL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. AMPLITUDE, INC. 201 3RD STREET, SUITE 200 SAN FRANCISCO, CA 94103 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82698-P68750 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMPLITUDE, INC. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following nominees: 1. The election of two Class I directors to hold office until the 2025 Annual Meeting of Stockholders, and until each such director’s respective successor is elected and qualified. Nominees: 01) Spenser Skates 02) Erica Schultz To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 2: 2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: The proxies may vote in their discretion upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Amplitude

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. D82699-P68750 AMPLITUDE, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 9, 2022, 9:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Spenser Skates and Hoang Vuong, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Amplitude, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on June 9, 2022, via live webcast atwww.virtualshareholdermeeting.com/AMPL2022, and any continuation, postponement, or adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. ANY ADDITIONAL BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY CONTINUATION, POSTPONEMENT, OR ADJOURNMENT THEREOF WILL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSON VOTING THE PROXY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO COMMENCEMENT OF VOTING AT THE ANNUAL MEETING OF STOCKHOLDERS OR ANY CONTINUATION, POSTPONEMENT, OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side